Exhibit 99.2

HARVARD BIOSCIENCE, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Harvard Bioscience, Inc. (the “Company”) has entered into a Purchase Agreement, dated January 22, 2018 (the “Purchase Agreement”), pursuant to which the Company sold substantially all of the assets of its wholly-owned subsidiary, Denville Scientific, Inc. (“Denville”) to Thomas Scientific, LLC (“Thomas Scientific”) for approximately $20 million, which includes a $3 million earn-out provision. At the completion of the sale, the Company received $17 million in cash from Thomas Scientific, including cash held in escrow.

The unaudited pro forma consolidated balance sheet as of September 30, 2017 has been prepared to give effect to the sale of Denville as if it occurred on September 30, 2017. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2017 and the years ended December 31, 2016, 2015, and 2014 have been prepared to give effect to the sale of Denville as if it occurred on January 1, 2014.

The unaudited pro forma financial information was prepared utilizing our historical financial data derived from the interim consolidated financial statements included in our Quarterly Report on Form 10-Q filed with the SEC on November 2, 2017 and from the audited consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K filed with the SEC on March 17, 2017. The pro forma adjustments are described in the notes to the unaudited pro forma information and are based upon available information and assumptions that we believe are reasonable.

The unaudited pro forma financial information included herein is for informational purposes only and is not necessarily indicative of what our financial performance and financial position would have been had the transaction been completed on the dates assumed nor is such unaudited pro forma financial information necessarily indicative of the results to be expected in any future period. Actual results may differ significantly from those reflected herein the unaudited pro forma financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma consolidated financial statements and actual results.

HARVARD BIOSCIENCE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands, except share and per share data)

	September 30, 2017
		Pro Forma
	As Reported	Adjustments	Notes	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$5,836	$15,750	(a)	$21,586
Accounts receivable, net of allowance for doubtful accounts	15,266	(3,137)	(b)	12,129
Inventories	21,380	(4,065)	(b)	17,315
Other receivables and other assets	4,917	(19)	(b), (c)	4,898
Total current assets	47,399	8,529		55,928

Property, plant and equipment, net	4,265	(411)	(b)	3,854
Deferred income tax assets - non-current	1,273	-		1,273
Amortizable intangible assets, net	16,543	(6,152)	(b)	10,391
Goodwill	39,837	(4,420)	(b)	35,417
Other indefinite lived intangible assets	1,240	-		1,240
Other assets	121	1,020	(d)	1,141
Total assets	$110,678	$(1,434)		$109,244

Liabilities and Stockholders' Equity
Current liabilities:
Current portion, long-term debt	$2,765	$-		$2,765
Accounts payable	5,607	(1,216)	(b)	4,391
Deferred revenue	633	(111)	(b)	522
Accrued income taxes	207	-		207
Accrued expenses	4,483	(552)	(b)	3,931
Other liabilities - current	252	-		252
Total current liabilities	13,947	(1,879)		12,068

Long-term debt, less current installments	9,674	-		9,674
Deferred income tax liabilities - non-current	6,624	(1,968)	(b)	4,656
Other long term liabilities	3,528	-		3,528
Total liabilities	33,773	(3,847)		29,926

Commitments and contingencies

Stockholders' equity:
Preferred stock, par value $0.01 per share, 5,000,000 shares authorized	-	-		-
Common stock, par value $0.01 per share, 80,000,000 shares authorized; 42,626,019
shares issued and 34,880,512 shares outstanding	418	-		418
Additional paid-in-capital	217,636	-		217,636
Accumulated deficit	(117,966)	2,413	(e)	(115,553)
Accumulated other comprehensive loss	(12,515)	-		(12,515)
Treasury stock at cost, 7,745,507 common shares	(10,668)	-		(10,668)
Total stockholders' equity	76,905	2,413		79,318
Total liabilities and stockholders' equity	$110,678	$(1,434)		$109,244

HARVARD BIOSCIENCE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Nine Months Ended September 30, 2017
		Pro Forma
	As Reported	Adjustments		Notes	Pro Forma

Revenues	$74,419		$(18,658)	(f)	$55,761
Cost of revenues	39,994		(12,376)	(f)	27,618
Gross profit	34,425		(6,282)		28,143

Sales and marketing expenses	15,111		(4,514)	(f)	10,597
General and administrative expenses	14,144		(944)	(f)	13,200
Research and development expenses	4,119		-		4,119
Amortization of intangible assets	1,825		(667)	(f)	1,158
Total operating expenses	35,199		(6,125)		29,074

Operating loss	(774)		(157)		(931)

Other expense:
Foreign exchange	(488)				(488)
Interest expense, net	(531)				(531)
Other expense, net	(122)				(122)
Other expense, net	(1,141)		-		(1,141)

Loss before income taxes	(1,915)		(157)		(2,072)
Income tax (benefit) expense	(51)		(96)	(g)	(147)
Net loss	$(1,864)		$(61)		$(1,925)

Loss per share:
Basic loss per common share	$(0.05)	$			$(0.06)

Diluted loss per common share	$(0.05)	$			$(0.06)

Weighted average common shares:
Basic	34,706				34,706

Diluted	34,706				34,706

HARVARD BIOSCIENCE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Year Ended December 31, 2016
		Pro Forma
	As Reported	Adjustments		Notes	Pro Forma

Revenues	$104,521		$(25,298)	(f)	$79,223
Cost of revenues	56,106		(16,494)	(f)	39,612
Gross profit	48,415		(8,804)		39,611

Sales and marketing expenses	20,486		(6,057)	(f)	14,429
General and administrative expenses	20,950		(1,503)	(f)	19,447
Research and development expenses	5,392		-		5,392
Restructuring credits	(4)		-		(4)
Amortization of intangible assets	2,722		(889)	(f)	1,833
Impairment charges	676		-		676
Loss on sale of AHN	1,190		-		1,190
Total operating expenses	51,412		(8,449)		42,963

Operating loss	(2,997)		(355)		(3,352)

Other income (expense):
Foreign exchange	737				737
Interest expense, net	(639)				(639)
Other expense, net	(179)				(179)
Other expense, net	(81)		-		(81)

Loss before income taxes	(3,078)		(355)		(3,433)
Income tax expense (benefit)	1,229		(176)	(g)	1,053
Net loss	$(4,307)		$(179)		$(4,486)

Loss per share:
Basic loss per common share	$(0.13)	$			$(0.13)

Diluted loss per common share	$(0.13)	$			$(0.13)

Weighted average common shares:
Basic	34,212				34,212

Diluted	34,212				34,212

HARVARD BIOSCIENCE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Year Ended December 31, 2015
		Pro Forma
	As Reported	Adjustments		Notes	Pro Forma

Revenues	$108,664		$(26,980)	(f)	$81,684
Cost of revenues	59,941		(18,048)	(f)	41,893
Gross profit	48,723		(8,932)		39,791

Sales and marketing expenses	20,577		(6,152)	(f)	14,425
General and administrative expenses	19,832		(1,318)	(f)	18,514
Research and development expenses	6,420		-		6,420
Restructuring charges	788		(30)	(f)	758
Amortization of intangible assets	2,819		(862)	(f)	1,957
Total operating expenses	50,436		(8,362)		42,074

Operating loss	(1,713)		(570)		(2,283)

Other income (expense):
Foreign exchange	210				210
Interest expense, net	(846)				(846)
Other expense, net	(1,259)				(1,259)
Other expense, net	(1,895)		-		(1,895)

Loss before income taxes	(3,608)		(570)		(4,178)
Income tax expense (benefit)	15,431		(492)	(g)	14,939
Net loss	$(19,039)		$(78)		$(19,117)

Loss per share:
Basic loss per common share	$(0.57)	$			$(0.57)

Diluted loss per common share	$(0.57)	$			$(0.57)

Weighted average common shares:
Basic	33,593				33,593

Diluted	33,593				33,593

HARVARD BIOSCIENCE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Year Ended December 31, 2014
		Pro Forma
	As Reported	Adjustments		Notes	Pro Forma

Revenues	$108,663		$(27,051)	(f)	$81,612
Cost of revenues	59,319		(17,123)	(f)	42,196
Gross profit	49,344		(9,929)		39,415

Sales and marketing expenses	18,225		(5,435)	(f)	12,790
General and administrative expenses	16,826		(1,096)	(f)	15,730
Research and development expenses	4,880		-		4,880
Restructuring charges	1,027		(166)	(f)	861
Amortization of intangible assets	2,578		(971)	(f)	1,607
Gain on sale of assets, net	(810)		-		(810)
Total operating expenses	42,726		(7,667)		35,059

Operating income	6,618		(2,262)		4,356

Other expense:
Foreign exchange	(150)				(150)
Interest expense, net	(916)				(916)
Other expense, net	(1,135)				(1,135)
Other expense, net	(2,201)		-		(2,201)

Income before income taxes	4,417		(2,262)		2,155
Income tax expense	2,062		(77)	(g)	1,985
Net income	$2,355		$(2,185)		$170

Earnings per share:
Basic earnings per common share	$0.07	$			$0.01

Diluted earnings per common share	$0.07	$			$0.01

Weighted average common shares:
Basic	32,171				32,171

Diluted	33,237				33,237

HARVARD BIOSCIENCE, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)	This adjustment represents the receipt of cash consideration at the closing of the transaction.

(b)	These adjustments reflect the elimination of assets and liabilities attributable to Denville.

(c)	Included in this adjustment is a working capital receivable in the amount of $0.2 million held in escrow at the closing of the transaction.

(d)	This adjustment represents a long term escrow receivable in the amount of $1 million, payable to the Company 18 months following closing, and held in escrow at the closing of the transaction. Not included in this adjustment is the $3 million earn out provision since it is contingent on the achievement of certain gross profit margin targets.

(e)	This adjustment reflect the estimated gain on sale arising from the transaction. This estimated gain has not been reflected in the pro forma consolidated statements of operations as it is considered nonrecurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the Purchase Agreement, other than what has been disclosed within these notes to the unaudited pro forma consolidated financial statements.

(f)	These adjustments reflect the elimination of the revenues and expenses attributable to Denville.

(g)	This adjustment represents the estimated income tax effect of the pro forma adjustments, as well as the effect of any changes to valuation allowances. The tax effect of the pro forma adjustments was calculated using the historical statutory rates in effect for the periods presented.